                                                                    EXHIBIT 24.1
                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ___ day of March, 2002.


                                          /s/ Timothy R. Schwertfeger
                                          -----------------------------------
                                          Timothy R. Schwertfeger


STATE OF ILLINOIS                   )
                                    )SS
COUNTY OF COOK                      )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                      _____________________________
                                                     Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ____ day of March, 2002.


                                          /s/ W. John Driscoll
                                          -----------------------------------
                                          W. John Driscoll


STATE OF                            )
                                    )SS
COUNTY OF                           )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                      _____________________________
                                                     Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints ALAN G. BERKSHIRE, (with full power to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this _____ day of March, 2002.


                                               /s/ John P. Amboian
                                               --------------------------
                                               John P. Amboian


STATE OF ILLINOIS                   )
                                    )SS
COUNTY OF COOK                      )

On this ____day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                         _____________________________
                                                        Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ____ day of March, 2002.


                                             /s/ Willard L. Boyd
                                             --------------------------
                                             Willard L. Boyd


STATE OF                            )
                                    )SS
COUNTY OF                           )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                       _____________________________
                                                      Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ____ day of March, 2002.


                                            /s/ Duane R. Kullberg
                                            --------------------------
                                            Duane R. Kullberg


STATE OF                            )
                                    )SS
COUNTY OF                           )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                      _____________________________
                                                     Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ____ day of March, 2002.


                                               /s/ Douglas W. Leatherdale
                                               ---------------------------
                                               Douglas W. Leatherdale


STATE OF                            )
                                    )SS
COUNTY OF                           )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                          _____________________________
                                                         Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ____ day of March, 2002.


                                             /s/ Edward G. Pendergast
                                             --------------------------
                                             Edward G. Pendergast


STATE OF                            )
                                    )SS
COUNTY OF                           )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                      _____________________________
                                                     Notary Public

My Commission Expires:

                            THE JOHN NUVEEN COMPANY
                      ------------------------------------

                               POWER OF ATTORNEY
                      ------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this ____ day of March, 2002.


                                                /s/ Jay S. Fishman
                                                --------------------------
                                                Jay S. Fishman


STATE OF                            )
                                    )SS
COUNTY OF                           )

On this ____ day of March, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledges the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                          _____________________________
                                                         Notary Public

My Commission Expires: